UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 1, 2022

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Large accelerated filer	Accelerated filer	Non-accelerated filer	Smaller reporting company	Emerging growth company
☐	☒	☐	☒	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Effective December 1, 2022, Simone C. Walsh voluntarily resigned as Vice President, Chief Financial Officer and Treasurer of Delta Apparel, Inc. (the “Company”) and will no longer serve as the Company’s principal financial officer and principal accounting officer.

Appointment of Principal Financial Officer and Principal Accounting Officer

Effective December 1, 2022, Nancy P. Bubanich was appointed to serve as the Company’s principal financial officer and principal accounting officer. Ms. Bubanich’s title is Vice President, Chief Accounting Officer, Assistant Secretary and Assistant Treasurer of the Company. Ms. Bubanich will report to Robert W. Humphreys, Chairman and Chief Executive Officer of the Company.

Ms. Bubanich, age 56, has served as the Company’s Chief Accounting Officer since August 2021, Vice President since 2018, Assistant Treasurer since 2017 and Assistant Secretary since November 2012. From July 2011 to August 2021, Ms. Bubanich also served as the Company’s Corporate Controller. From September 2007 to June 2011, Ms. Bubanich served as Controller of Culver City Clothing Company, a wholly-owned subsidiary of the Company. From June 2006 to August 2007, Ms. Bubanich served as Senior Accountant for the Company’s wholly-owned subsidiary, M.J. Soffe, LLC. Prior to joining the Company in 2006, Ms. Bubanich served as Accounting Manager for Lerner Corporation, a property management company. Ms. Bubanich earned a Bachelor of Arts degree in economics from the University of Maryland and is a certified public accountant.

In connection with her appointment, Ms. Bubanich entered into an amendment, dated December 1, 2022, to her employment agreement with the Company, dated January 1, 2022 (referred to with the amendment as the “Agreement”). Unless earlier terminated in accordance with its terms, the Agreement will be in effect through December 31, 2024.  Pursuant to the Agreement, Ms. Bubanich will receive an annual base salary of $260,000 and will be eligible to participate in the Company’s Short-Term Incentive Compensation Plan (“STIC Plan”) at a base participation level of $50,000 for the Company’s fiscal year 2023.  For the Company’s fiscal year 2023 only, Ms. Bubanich will be entitled to receive the greater of (i) the amount payable to Ms. Bubanich under the STIC Plan for fiscal year 2023; or (ii) $125,000, provided that she remains employed with the Company through the date the Company files its Annual Report on Form 10-K for fiscal year 2023 (the “Form 10-K”) with the Securities and Exchange Commission (“SEC”). Prior to her appointment, Ms. Bubanich entered into an equity award agreement, dated October 3, 2021, awarding her (i) 1,750 service-based restricted stock units that are eligible to vest following the filing of the Form 10-K with the SEC, and (ii) 1,750 performance units that are eligible to vest upon the achievement of certain performance criteria and following the filing of the Form 10-K with the SEC. The equity awards are subject to the terms and conditions of the Delta Apparel, Inc. 2020 Stock Plan and those contained in the award agreement.

If the Agreement is terminated due to Ms. Bubanich’s death or disability, Ms. Bubanich (or her estate) is entitled to receive her base salary for a period of six months. If the Agreement is terminated by the Company for Cause (as defined in the Agreement), or the Agreement is terminated by Ms. Bubanich without a material breach by the Company, Ms. Bubanich is entitled to receive any accrued but unpaid salary and reimbursable expenses. If the Agreement is terminated by the Company without Cause or the Agreement is terminated by Ms. Bubanich following a material breach by the Company, Ms. Bubanich is entitled to receive any accrued but unpaid salary and reimbursable expenses, plus twelve months of base salary and 100% of the STIC Plan award earned by Ms. Bubanich for the most recent full fiscal year prior to termination.  In addition, if Ms. Bubanich terminates her employment within one year following a Change of Control (as defined in the Agreement) for Good Reason (as defined in the Agreement) or the Company or its successor terminates her employment for any reason other than Cause, death or disability within one year following a Change of Control, then Ms. Bubanich is entitled to receive a lump sum of: (i) her annual base salary as of the date of termination; and (ii) an amount equal to the STIC Plan award amount she received for the most recent fiscal year prior to her termination. The Company will also provide Ms. Bubanich with out-placement assistance and, if elected, COBRA coverage for up to twelve months, to the extent permitted under Internal Revenue Code Section 409A and the terms of the applicable benefit plans.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is filed herewith as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

There is no arrangement or understanding pursuant to which Ms. Bubanich was appointed as principal financial officer and principal accounting officer of the Company. There are no family relationships between Ms. Bubanich and any of the Company’s directors or executive officers, and there are no related party transactions involving Ms. Bubanich that are reportable under Item 404(a) of Regulation S-K.

Item 9.01.       Financial Statements and Exhibits.

           (d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement between Delta Apparel, Inc. and Nancy P. Bubanich dated January 1, 2022.

10.2	First Amendment to Employment Agreement between Delta Apparel, Inc. and Nancy P. Bubanich dated December 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	December 7, 2022	/s/ Robert W. Humphreys
Robert W. Humphreys
Chairman and Chief Executive Officer